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                                                                    Exhibit 99.4

ALPHA AND CONEXANT'S WIRELESS BUSINESS COMPLETE MERGER; SKYWORKS COMMENCES OPERATIONS AS AN INDEPENDENT COMPANY

WOBURN, Mass. and NEWPORT BEACH, Calif.
     --(BUSINESS WIRE)--June 26, 2002--

SKYWORKS BECOMES AN INDUSTRY LEADING WIRELESS SEMICONDUCTOR COMPANY FOR MOBILE COMMUNICATIONS

     Alpha Industries, Inc. (Nasdaq: AHAA) and Conexant Systems, Inc. (Nasdaq:
CNXT) today announced that the merger of Alpha and Conexant's wireless business to create Skyworks Solutions, Inc. has been completed. The new company's common stock will begin trading today on the Nasdaq Stock Market under the ticker symbol "SWKS."

     Skyworks begins operations as the industry's leading wireless semiconductor company focused on radio frequency (RF) and complete semiconductor system solutions for mobile communications applications. Skyworks has an established leadership position in such critical product areas as RF switches and power amplifiers modules. In addition, the company is uniquely positioned to drive the evolution of RF integration for all major air interfaces, including code division multiple access (CDMA) and global system for mobile communications
(GSM), as well as complete semiconductor and software solutions for advanced 2.5G and 3G applications.

     "We are simply delighted to launch Skyworks today -- a leader in mobile communications semiconductors," said David J. Aldrich, Skyworks' president and chief executive officer. "Our product breadth, technologies, manufacturing strength, and customer relationships make us an ideal partner for today's handset and base station manufacturers. This advantage translates into faster time-to-market, lower cost and smaller more feature-rich products for consumers."

     "With a winning combination of critical technologies and products, Skyworks begins life today with a very promising future," said Dwight W. Decker, Skyworks' chairman of the board, and chairman and chief executive officer of Conexant. "Skyworks' leadership position in front-end modules, RF subsystems and complete cellular solutions enables the company to deliver best-in-class components and systems to all of the industry's key handset and base station manufacturers."

     Skyworks will employ approximately 3,850 people worldwide, including approximately 1,900 located at the company's semiconductor assembly, module manufacturing and test operation in Mexicali, Mexico. The company has design, engineering, manufacturing, marketing, sales and service facilities throughout North America, Europe, Japan and Asia Pacific.

RESTRUCTURED MEXICALI NOTE


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     Skyworks has purchased Conexant's semiconductor assembly, module manufacturing and test facility, located in Mexicali, Mexico, for $150 million through a secured promissory note payable 50 percent in nine months and 50 percent in twelve months. In addition, Skyworks will have a line of credit for one year of up to $100 million to cover working capital requirements.

     "With the financing, Skyworks now has considerably more financial flexibility going forward," said Aldrich.

FACTS ABOUT SKYWORKS

General Facts:

COMPANY NAME: Skyworks Solutions, Inc. (Nasdaq: SWKS)

Skyworks is the result of the merger between Alpha Industries, Inc. (Nasdaq:
AHAA) and the wireless communications business of Conexant Systems, Inc. (Nasdaq: CNXT)

HEADQUARTERS: Woburn, Mass., with executive offices in Newport Beach, Calif.

WORLDWIDE EMPLOYEES: Approximately 3,850 people

ANNUAL PRO FORMA NET REVENUES (PERIOD ENDING SEPT. 30, 2001): $458 million

SENIOR MANAGEMENT:

     David J. Aldrich, 45, president and chief executive officer

     Paul E. Vincent, 54, chief financial officer

     Kevin D. Barber, 42, senior vice president of operations

     Liam K. Griffin, 35, vice president of sales and marketing

     George M. LeVan, 56, vice president of human resources

MANUFACTURING LOCATIONS:

     Woburn, Mass.: Gallium Arsenide (GaAs) PHEMT and MESFET wafer fabrication

     Sunnyvale, Calif.: GaAs HBT, PHEMT and MESFET wafer fabrication

     Newbury Park, Calif.: GaAs HBT wafer fabrication

     Adamstown, Md.: RF ceramic components


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     Mexicali, Mexico: High-volume semiconductor device assembly (module, lead-frame packages, ball-grid array) and testing (RF, digital, mixed-signal)

KEY PRODUCT AREAS:

     Front-end Modules: Skyworks is the market leader in delivering switching solutions and power amplifier modules in GaAs PHEMT and HBT.

     RF Subsystems: Skyworks has developed the world's most highly integrated direct conversion radio (DCR) enabling full transmit and receive chain functionality in a single package.

     Cellular Systems: Skyworks offers the industry's most comprehensive 2.5G
          GSM/General Packet Radio Service (GSM/GPRS) solution, including the complete RF subsystem, baseband processor as well as protocol stack and user interface software, plus complete reference designs and development platforms.

     Infrastructure Products: Skyworks leverages its integrated RF product and technology capabilities across strong base station channel relationships.

ABOUT SKYWORKS

     Skyworks Solutions, Inc. (Nasdaq: SWKS) is the industry's leading wireless semiconductor company focused on radio frequency (RF) and complete semiconductor system solutions for mobile communications applications. The company began operations in June 2002, following the completion of the merger between Alpha Industries, Inc. and Conexant Systems, Inc.'s wireless communications business. Skyworks is focused on providing front-end modules, RF subsystems and complete system solutions to wireless handset and infrastructure customers worldwide.

     Skyworks is headquartered in Woburn, Mass., with executive offices in Newport Beach, Calif. The company has design, engineering, manufacturing, marketing, sales and service facilities throughout North America, Europe, Japan and Asia Pacific. For more information please visit www.skyworksinc.com.

ABOUT CONEXANT

     Conexant Systems, Inc. is a worldwide leader in semiconductor system solutions for communications applications. Conexant leverages its expertise in mixed-signal processing to deliver integrated systems and semiconductor products through three separate businesses that address the wireless communications, broadband access and Internet infrastructure markets.


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     Conexant's wireless communications business is focused on providing power amplifiers, radio-frequency subsystems and complete systems solutions. The broadband access business develops and delivers integrated solutions that enable digital entertainment and information networks for the home and small office.

     Mindspeed Technologies, the company's Internet infrastructure business, designs, develops and sells a complete portfolio of semiconductor networking solutions that facilitate the aggregation, transmission and switching of data, video and voice from the edge of the Internet to linked metropolitan area networks and long-haul networks.

     Conexant, headquartered in Newport Beach, Calif., delivered revenues of $1.1 billion for fiscal 2001. The company is a member of the Nasdaq-100 index. To learn more, visit us at www.conexant.com or www.mindspeed.com.

SAFE HARBOR STATEMENT

     This news release includes "forward-looking statements" intended to qualify for the safe harbor from liability established by the Private Securities Litigation Reform Act of 1995. These forward-looking statements include information relating to future results of Skyworks (including certain projections and business trends). All such statements are subject to certain risks and uncertainties that could cause actual results to differ materially from those projected, and may affect our future operating results, financial position and cash flows.

     These risks and uncertainties include, but are not limited to: global economic and market conditions, such as the cyclical nature of the wireless communications semiconductor industry and the markets addressed by the company's and its customers' products; demand for and market acceptance of new and existing products; the ability to develop, manufacture and market innovative products in a rapidly changing technological environment; the ability to compete with products and prices in an intensely competitive industry; product obsolescence; losses or curtailments of purchases from key customers or the timing of customer inventory adjustments; the timing of new product introductions; the availability and extent of utilization of raw materials, critical manufacturing equipment and manufacturing capacity; pricing pressures and other competitive factors; changes in product mix; fluctuations in manufacturing yields; the ability to continue to grow and maintain an intellectual property portfolio and obtain needed licenses from third parties; the ability to attract and retain qualified personnel; labor relations of the company, its customers and suppliers; economic, social and political conditions in the countries in which Skyworks, its customers or its suppliers operate, including security risks, possible disruptions in transportation networks and fluctuations in foreign currency exchange rates; and the uncertainties of litigation, as well as other risks and uncertainties, including but not limited to those detailed from time to time in the company's Securities and Exchange Commission filings.

     These forward-looking statements are made only as of the date hereof, and the company undertakes no obligation to update or revise the forward-looking statements,


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whether as a result of new information, future events or otherwise. Skyworks and
Skyworks Solutions are trademarks or registered trademarks of Skyworks
Solutions, Inc. or its subsidiaries in the U.S. and in other countries. All other brands and names listed are trademarks of their respective companies.


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